UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2013

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	333-27641	71-0556208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17901 Chenal Parkway, Little Rock, Arkansas	72223
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the information set forth in response to Item 5.02, which information is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2013, after the annual shareholders’ meeting held on that date, the directors newly elected for the first time to the Company’s board of directors, being Peter Kenny and Dan Thomas (“Indemnitees”), entered into an indemnification agreement with the Company which provides, subject to certain exceptions, that the Indemnitees shall be indemnified to the fullest possible extent permitted by law against any amount which they become legally obligated to pay because of any act or omission or neglect or breach of duty. Such amount includes all expenses (including attorneys’ fees), damages, judgments, costs and settlement amounts, actually and reasonably incurred or paid by the Indemnitees in any action, suit or proceeding, including any action by or on behalf of the Company, on account of their service as a director of the Company or any subsidiary of the Company. The indemnification agreement further provides that expenses incurred by the Indemnitees in defending such actions, in accordance with the terms of the agreement, shall be paid in advance, subject to the Indemnitees’ obligation to reimburse the Company in the event it is ultimately determined that they are not entitled to be indemnified for such expenses under any of the provisions of the indemnification agreement.

The indemnification agreement also states that no indemnification is provided if a final court adjudication shall determine that such indemnification is not lawful, or in respect of any suit in which judgment is rendered for an accounting of profits made from a purchase or sale of securities of the Company in violation of Section 16(b) of the Securities Exchange Act of 1934, or of any similar statutory provision, or on account of any remuneration, personal profit or advantage which is determined to have been obtained in violation of law.

The foregoing summary of the indemnification agreements is qualified in its entirety by reference to the full extent of the form of indemnification agreement, which is substantially identical to the form of indemnification agreement entered into by all other directors, and which is attached as Exhibit 10.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on April 15, 2013 (the “Annual Meeting”). At the Annual Meeting 32,942,686 shares of common stock, or approximately 93.18% of the 35,354,024 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxies.

Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting, and the final voting results on each such matter.

1. Election of Directors. Thirteen persons were nominated by the Board of Directors for election as directors of the Company, each to hold office for a one year term expiring at the 2014 annual meeting of shareholders and until his or her successor is duly elected and qualified. Each nominee was elected, and there were 2,127,489 broker non-votes with respect to each nominee. The votes cast for and votes withheld with respect to each nominee were as follows:

Name of Director	Total Vote For Each Director	Total Vote Withheld For Each Director
Jean Arehart	30,241,986	573,211
Nicholas Brown	30,105,701	709,496
Richard Cisne	30,800,146	15,051
Robert East	30,092,324	722,873
George Gleason	30,003,102	812,095
Linda Gleason	30,097,629	717,568
Peter Kenny	30,459,516	355,681
Henry Mariani	30,228,493	586,704
Robert Proost	30,794,015	21,182
R. L. Qualls	29,540,931	1,274,266
John Reynolds	30,112,462	702,735
Dan Thomas	30,242,108	573,089
Sherece West-Scantlebury	30,792,073	23,124

2. Amendment to the 2009 Restricted Stock Plan. An amendment to the Company’s 2009 Restricted Stock Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 400,000 to 800,000, was approved with votes cast as follows: 27,741,181 votes for; 3,039,784 votes against; and 34,232 votes abstained. There were 2,127,489 broker non-votes with respect to this vote on amendment to the 2009 Restricted Stock Plan.

3. Amendment and Restatement of the Non-Employee Director Stock Option Plan. An amendment to the Company’s Non-Employee Director Stock Option Plan to (i) extend the termination date of such plan to April 15, 2023 and (ii) increase the number of option shares granted to non-employee directors elected at the annual meeting of shareholders from 1,000 shares to 2,000 shares and increase the maximum number of option shares that may be granted to a non-employee director who is elected or appointed for the first time as a director of the Company on a date other than an annual meeting date from 1,000 shares to 2,000 shares was approved with votes cast as follows: 30,219,990 votes for; 560,866 votes against; and 34,341 votes abstained. There were 2,127,489 broker non-votes with respect to this vote on amendment and restatement of the Non-Employee Director Stock Option Plan.

4. Ratification of Appointment of Independent Auditors. The Audit Committee’s selection and appointment of the accounting firm of Crowe Horwath, LLP as independent auditors for the year ending December 31, 2013 was ratified with votes cast as follows: 32,282,146 votes for; 631,719 votes against; and 28,821 votes abstained.

5. Advisory (Non-Binding) Vote on Executive Compensation. The Company’s compensation of its named executive officers, including the Compensation Discussion and Analysis, the compensation tables, and the related disclosures contained in the Company’s Proxy Statement for its Annual Meeting, was approved on a non-binding advisory basis with votes cast as follows: 29,554,978 votes for; 1,210,596 votes against; and 49,623 votes abstained. There were 2,127,489 broker non-votes with respect to this advisory (non-binding) vote on executive compensation.

Reference is made to the press release issued by the Company dated April 16, 2013, which is attached hereto as Exhibit 99.1, where Bank of the Ozarks, Inc. announced the election of Messrs. Peter Kenny and Dan Thomas as new board members.

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

The exhibit to this Current Report on Form 8-K is listed in the exhibit index, which appears elsewhere herein and is incorporated by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date: April 16, 2013	/s/ Greg McKinney
Greg McKinney
Chief Financial Officer
and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Form of Indemnification Agreement (previously filed as exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2011, and incorporated by this reference).

99.1	Press release dated April 16, 2013; Bank of the Ozarks, Inc. Elects Two New Board Members.

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